GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class T Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated March 5, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated February 28, 2018

Effective March 19, 2018, New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to New Mountain Vantage in the Prospectus, Summary Prospectus and SAI are hereby deleted in their entirety as of that date. Although New Mountain Vantage will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. may allocate Fund assets away from New Mountain Vantage prior to that date.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

MMALTUMCHGSTK 03-18